                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement         / /  Confidential, for Use of the
                                              Commission Only
/X/  Definitive Proxy Statement               (as permitted by Rule 14a-6(e)(2))

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Staten Island Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:______
     (2)  Aggregate number of securities to which transaction applies:_________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________
          _______________________________
     (4)  Proposed maximum aggregate value of transaction:__________________
     (5)  Total fee paid:___________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:____________________________________________
     (2)  Form, schedule or registration statement no.:______________________
     (3)  Filing party:_____________________________________________________
     (4)  Date filed:_______________________________________________________

                    [STATEN ISLAND BANCORP, INC. LETTERHEAD]


                                                                   April 7, 2003

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Staten Island Bancorp, Inc. The meeting will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 15, 2003 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Staten Island Bancorp, Inc. is sincerely appreciated.

                                         Sincerely,

                                         /s/ Harry P. Doherty

                                         Harry P. Doherty
                                         CHAIRMAN OF THE BOARD AND CHIEF
                                           EXECUTIVE OFFICER

                           STATEN ISLAND BANCORP, INC.
                              1535 RICHMOND AVENUE
                          STATEN ISLAND, NEW YORK 10314
                                 (718) 447-8880

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2003

                                   ----------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Staten Island Bancorp, Inc. (the "Company") will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 15, 2003 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

     (1) To elect four (4) directors for a three-year term or until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2003; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 18, 2003 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Patricia A. Smith

                                            Patricia A. Smith
                                            CORPORATE SECRETARY

Staten Island, New York
April 7, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
Proxy Statement-Annual Meeting of Stockholders......................................................     1
Voting..............................................................................................     1
Information with Respect to Nominees for Director, Continuing Directors and Executive Officers......     2
     Election of Directors..........................................................................     2
     Directors Whose Terms Expire in 2004...........................................................     3
     Directors Whose Terms Expire in 2005...........................................................     3
     Stockholder Nominations........................................................................     4
     Board of Directors Meetings and Committees of the Company......................................     4
     Compensation Committee Interlocks and Insider Participation....................................     5
     Executive Officers Who Are Not Directors.......................................................     5
Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management....................     7
Section 16(a) Beneficial Ownership Reporting Compliance.............................................     9
Executive Compensation..............................................................................    10
     Summary Compensation Table.....................................................................    10
     Stock Options..................................................................................    11
     Employment Agreements..........................................................................    12
     Director's Compensation........................................................................    13
     Retirement Plan................................................................................    13
     Supplemental Executive Retirement Plan.........................................................    14
     Transactions with Certain Related Persons......................................................    14
Report of the Compensation Committee................................................................    15
Performance Graph...................................................................................    17
Ratification of Appointment of Auditors.............................................................    18
     Audit Fees.....................................................................................    18
     Financial Information Systems Design and Implementation........................................    18
     All Other Fees.................................................................................    18
     Changes In and Disagreements with Accountants on Accounting and Financial Disclosure...........    19
Report of the Audit Committee.......................................................................    20
Stockholder Proposals...............................................................................    20
Annual Reports......................................................................................    21
Other Matters.......................................................................................    21

Appendix A - Auditing and Examination Committee Charter.............................................   A-1
Appendix B - Compensation and Benefits Committee of the Board of Directors Charter..................   B-1

                           STATEN ISLAND BANCORP, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 15, 2003

     This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Staten Island Bancorp, Inc. (the "Company"), the Delaware-chartered thrift holding company for SI Bank & Trust (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 15, 2003 at 10:00 a.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 7, 2003.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for directors described herein, for ratification of the appointment of PricewaterhouseCoopers LLP for fiscal 2003 and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Patricia A. Smith, Corporate Secretary, Staten Island Bancorp, Inc., 1535 Richmond Avenue, Staten Island, New York 10314); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only stockholders of record at the close of business on March 18, 2003 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 59,759,732 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The four persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy at the meeting and entitled to vote is required to ratify the appointment of the independent auditors. Abstentions will be counted as present and entitled to vote and will have the effect of a vote against such proposal. Under rules of the New York Stock Exchange ("NYSE"), each of the proposals is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, accordingly, there will be no "broker non-votes" with respect to the election of directors and the ratification of the Company's independent auditors.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of four directors, for a three-year term expiring in 2006, and until their successors are elected and qualified. Mr. William G. Horn, who has served as a director of the Bank since 1968, will retire in April 2003 and therefore was not nominated for re-election to a new term.

     No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees currently serves as a director of the Company.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee(s) should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following tables present information concerning the nominees for director of the Company and each director whose term continues. Ages are reflected as of March 18, 2003. Service as a director includes service as a director of the Bank.

          NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2006

                                                                   Director
                      Name and Position                  Age         Since
        ---------------------------------------------  -------   -------------
        Harry P. Doherty, CHAIRMAN OF THE BOARD AND
        CHIEF EXECUTIVE OFFICER                          60          1989

        David L. Hinds, DIRECTOR NOMINEE                 56           --

        Craig G. Matthews, DIRECTOR NOMINEE              60           --

        William E. O'Mara, DIRECTOR                      72          1994

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

DIRECTORS WHOSE TERMS EXPIRE IN 2004

                                                                   Director
                      Name and Position                  Age         Since
        ---------------------------------------------  -------   -------------
        James R. Coyle, DIRECTOR, PRESIDENT AND CHIEF
        OPERATING OFFICER                                56          1990

        John R. Morris, DIRECTOR                         64          1986

        Allan Weissglass, DIRECTOR                       68          2000

DIRECTORS WHOSE TERMS EXPIRE IN 2005

                                                                   Director
                      Name and Position                  Age         Since
        ---------------------------------------------  -------   -------------
        Denis P. Kelleher, DIRECTOR                      64          1988

        Julius Mehrberg, DIRECTOR                        73          1996

        Lenore F. Puleo, DIRECTOR                        49          2002

     Information concerning the principal position with the Company and the Bank and principal occupation of each nominee for director and members of the Board continuing in office during the past five years is set forth below.

     JAMES R. COYLE. Mr. Coyle has served as President and Chief Operating Officer of the Bank since June 1990. Previously, Mr. Coyle served as Executive Vice President from 1987 to 1990 and as Chief Financial Officer from 1989 to 1990. Mr. Coyle has been employed by the Bank since 1970. Mr. Coyle also serves as Chairman of the Board of the Bank's wholly owned subsidiary, SIB Mortgage Corp. (the "Mortgage Company"). Mr. Coyle is a member of the Board of the Center for Financial Studies, Fairfield, Connecticut, and is a member of Community Bankers Association of New York State ("CBANYS").

     HARRY P. DOHERTY. Mr. Doherty has served as Chairman of the Board and Chief Executive Officer of the Bank since May 1990. Mr. Doherty has also served as a director of the Mortgage Company since 1998. Previously, Mr. Doherty served as President and Chief Operating Officer from 1989 to 1990 and Executive Vice President from 1987 to 1989. Mr. Doherty has been employed by the Bank since 1966. Mr. Doherty serves as a director of the Institutional Investors Capital Appreciation Mutual Fund as well as the MSB Fund. Mr. Doherty is a director of CBANYS and is Second Vice Chairman of America's Community Bankers.

     DAVID L. HINDS. Mr. Hinds retired from Deutsche Bank/Bankers Trust Company, New York, New York in May 2000 where he served as Managing Director and Partner for Global Cash Management and Trade Finance. Previously, Mr. Hinds led several operating divisions, a start-up technology division and a global marketing and sales organization at Deutsche Bank and Bankers Trust. Mr. Hinds is a director of Carver Bancorp, Inc. and SBLI Mutual Life Insurance Company. Mr. Hinds also is a co-founder of the Urban Bankers Coalition and former Chairman of the Executive Leadership Council.

     DENIS P. KELLEHER. Mr. Kelleher is Chief Executive Officer of Wall Street Access (formerly Wall Street Investors Services), a financial services company and member firm of the NYSE, located in New York City. Mr. Kelleher also serves as a director of The Ireland Fund, Inc., a closed end investment company listed on the NYSE having a main investment focus in Irish-based securities.

     CRAIG G. MATTHEWS. Mr. Matthews retired from KeySpan Corporation, a natural gas and electric company, located in Brooklyn, New York in March 2002 where he served as Vice Chairman, Chief Operating Officer and Director. Mr. Matthews served as President and Chief Operating Officer of KeySpan and its principal gas subsidiary, KeySpan Energy Delivery, formerly, The Brooklyn Union Corporation, from 1999 to 2001 and Executive Vice President and Chief Financial Officer from 1998-1999. Prior to May 28, 1998, he served as President and Chief Operating Officer of Brooklyn Union. Mr. Matthews currently serves as a director of Amerada Hess Corporation and Covanta Energy Corporation. In addition, Mr. Matthews serves as President of The Brooklyn Philharmonic Orchestra, a director of Polytechnic University and a member of the New York City and National Advisory Boards for the Salvation Army.

     JULIUS MEHRBERG. Mr. Mehrberg is a principal and partner in various real estate development and management companies, primarily Fingerboard Estates Corp., located in Staten Island, New York.

     JOHN R. MORRIS. Mr. Morris retired from Merrill Lynch in May 1997 where he served as a Vice President of the Capital Markets and Private Client groups. Mr. Morris has over 35 years of experience in the financial services area. Mr. Morris currently is a private investor and is self-employed as a consultant.

     WILLIAM E. O'MARA. Mr. O'Mara retired from the firm of Wohl and O'Mara, civil engineers and land surveyors, located in Staten Island, New York in December 2001where he served as a consultant. Prior to January 2, 1998, he served as a partner in the firm.

     LENORE F. PULEO. Ms. Puleo is Executive Vice President of Client Services of KeySpan Corporation, Brooklyn, New York. Previously, Ms. Puleo served as Senior Vice President of KeySpan Corporation from 1994 to 2000. Ms. Puleo is a member of the Board of the United Way of New York City and is a member of the Board of The Eden II Program for Autistic Children and Adults, Staten Island, New York.

     ALLAN WEISSGLASS. Mr. Weissglass is the Chairman of Magruder Color Company, Inc. ("Magruder"), a family-owned organic pigments manufacturer, located in Elizabeth, New Jersey. Previously, Mr. Weissglass served as President and Chief Executive Officer of Magruder from 1962 to 2002. Mr. Weissglass is a member of the Advisory Board of Liberty Mutual Insurance Co., East Hanover, New Jersey.

STOCKHOLDER NOMINATIONS

     Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. For the Company's annual meeting in 2004, this notice must be received by December 9, 2003. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. No such nominations by stockholders were received with respect to the Annual Meeting.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE COMPANY

     Regular meetings of the Board of Directors of the Company are usually held in the first and third months of each quarter and additional meetings may be held as appropriate. During the year ended December 31, 2002, the Board of Directors of the Company met 10 times. No director of the Company attended fewer than 75% of the total number of

Board meetings or committee meetings on which he served that were held during this period. The Board of Directors of the Company has established the following committees, among others:

     AUDIT COMMITTEE. The Auditing and Examination Committee ("Audit Committee") of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the Company's systems of internal controls with management and such independent auditors and reviews regulatory examination reports. On March 19, 2003, the Audit Committee adopted a revised Audit Committee Charter, a copy of which is attached hereto as Appendix
A. The Audit Committee, which is comprised of Messrs. Morris (Chairman), Horn, Mehrberg, Weissglass and Ms. Puleo, met five times during 2002.

     CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Corporate Governance and Nominating Committee was established in January 2003. The Committee reviews and nominates members to the Board of Directors of the Company. The Corporate Governance and Nominating Committee is composed of the non-employee, or "outside," members of the Board: Messrs. Horn, Kelleher, Mehrberg, Morris, O'Mara, Weissglass and Ms. Puleo. At meetings held in January and March, 2003, the Corporate Governance and Nominating Committee nominated those individuals proposed for election at the Annual Meeting.

     COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee (the "Compensation Committee") of the Company reviews and recommends compensation and benefits for the Company's employees. During 2002, the Compensation Committee, which was comprised of Messrs. Horn (Chairman), Kelleher and Morris and Ms. Puleo met seven times. On March 19, 2003, the Compensation Committee adopted a Compensation and Benefits Committee Charter, a copy of which is attached hereto as Appendix B.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Ms. Puleo (Chairperson) and Messrs. Horn, Kelleher, Morris and O'Mara. No member is a current or former officer or employee of the Company, the Bank or any of its subsidiaries, or had any other relationship requiring disclosure hereunder.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is information concerning certain executive officers of the Company and the Bank or the Mortgage Company who do not serve on the Board of Directors of the Company. All executive officers are elected by the Board of Directors and serve until their successors are elected and qualified. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer. Ages are reflected as of March 18, 2003.

     FRANK J. BESIGNANO. Age 48 years. Mr. Besignano has served as Senior Vice President of the Bank for Marketing, Business Development and Compliance since May 1991. Mr. Besignano has been employed by the Bank since 1982 and previously served as Vice President and marketing officer.

     JOHN P. BRADY. Age 51 years. Mr. Brady has served as Executive Vice President and Chief Lending Officer of the Bank since May 1987. Mr. Brady has been employed by the Bank since 1982 and previously served as Vice President and mortgage officer and as the Community Reinvestment Act officer for the Bank. Mr. Brady is also a director of the Mortgage Company.

     DONALD C. FLEMING. Age 54 years. Mr. Fleming has served as Senior Vice President of the Bank for Strategic Planning and Technical Services since January 1997. Previously, Mr. Fleming served as Director, Executive Vice President and Chief Financial Officer of North Side Savings Bank, Floral Park, New York.

     IRA HOBERMAN. Age 56 years. Mr. Hoberman has served as Executive Vice President of the Bank since July 2000. Prior to the merger of First State Bank with the Bank in January 2000, Mr. Hoberman served as President and Chief Executive Officer of First State Bank.

     EDWARD J. KLINGELE. Age 50 years. Mr. Klingele has served as Senior Vice President and Chief Financial Officer of the Bank since May 1990 and of the Company since its inception. Mr. Klingele has been employed by the Bank since 1976 and previously served as Controller of the Bank.

     DEBORAH PAGANO. Age 48 years. Ms. Pagano has served as Senior Vice President - Branch Administration for the Bank since May 1989. Ms. Pagano has been employed by the Bank since 1976 and previously served as Vice President of the Bank.

     RICHARD PAYNE. Age 46 years. Mr. Payne has served as President and Chief Executive Officer of SIB Mortgage Corp., the Bank's wholly owned subsidiary, since November 1998. Previously, Mr. Payne was President and Chief Executive Officer of Ivy Mortgage Corp. prior to its acquisition by the Company. Mr. Payne has also served on the Board of Directors of the Mortgage Company since November 1998.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock; (ii) the directors and director nominees of the Company; (iii) the executive officers named in the Summary Compensation Table; and (iv) all directors, director nominees and certain executive officers of the Company and the Bank as a group. The table reflects the two-for-one stock split effected in the form of a stock dividend which was paid to the Company's stockholders on November 19, 2001.

                                                                       Amount and Nature
          Name of Beneficial                                             of Beneficial
          Owner or Number of                                            Ownership as of           Percent of
           Persons in Group                                            March 18, 2003(1)         Common Stock
-----------------------------------------------------------------   -----------------------    ----------------
Staten Island Bancorp, Inc.                                               6,680,417(2)               11.2%
Employee Stock Ownership Plan Trust
1535 Richmond Avenue
Staten Island, New York 10314

SI Bank & Trust Foundation                                                3,712,126                   6.2
1535 Richmond Avenue
Staten Island, New York 10314

Barclays Global Investors, NA                                             3,299,509(3)                5.5
45 Fremont Street
San Francisco, California 94105

Directors and Director Nominees:
      James R. Coyle                                                        818,210(4)                1.4
      Harry P. Doherty                                                    1,121,473(5)                1.9
      David L. Hinds                                                             --                    *
      William G. Horn                                                        99,670(6)                 *
      Denis P. Kelleher                                                     289,936(7)                 *
      Craig G. Matthews                                                          --                    *
      Julius Mehrberg                                                       165,567(8)                 *
      John R. Morris                                                        228,867(9)                 *
      William E. O'Mara                                                     163,167(10)                *
      Lenore F. Puleo                                                         1,633                    *
      Allan Weissglass                                                      185,295(11)                *

Named Executive Officers:
      John P. Brady                                                         295,058(12)                *
      Ira Hoberman                                                           86,596(13)                *
      Richard Payne                                                          16,667(14)                *

All directors, director nominees and certain executive
  officers of the Company, named executive officers, and
  executive officers of the Bank as a group (16 persons)                  4,510,604(15)               7.3

----------
* Represents less than 1% of the outstanding Common Stock.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

----------
(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Staten Island Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Staten Island Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Coyle, Doherty, Horn, Kelleher and O'Mara who act as trustees of the plan ("Trustees"). As of December 31, 2002, 4,578,082 shares of Common Stock held in the Trust were unallocated and 2,102,335 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the Trust in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio as those allocated shares for which instructions are given, subject to the fiduciary duties of the Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries, subject to the fiduciary duties of the Trustees and applicable law. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP (except for shares allocated to an executive officer as a participant).

(3) The information on the number of shares held is based upon a Schedule 13-G filed on February 12, 2003 on behalf of Barclays Global Investors, NA and Barclays Global Fund Advisors (the "Barclays Entities"). According to such filing, the Barclays Entities have sole voting authority and sole dispositive power with respect to all 3,299,509 shares. The shares are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

(4) Includes 216,140 shares held jointly with Mr. Coyle's spouse, 78,540 shares held by the Bank's 401(k) Plan, 3,870 shares held by the Directors' Deferred Compensation Plan, 55,200 shares held in the 1998 Recognition and Retention Plan Trust ("Recognition Plan") allocated to Mr. Coyle, 433,334 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 31,126 shares allocated to him pursuant to the ESOP.

(5) Includes 234,967 shares held jointly with Mr. Doherty's spouse, 4,000 shares held by children of Mr. Doherty who reside with him, 109,646 shares held by the Bank's 401(k) Plan, 8,400 shares held by the Directors' Deferred Compensation Plan, 80,000 shares held in the Recognition Plan allocated to Mr. Doherty, 653,334 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 31,126 shares allocated to him pursuant to the ESOP.

(6) Includes 8,020 shares held by the Directors' Deferred Compensation Plan, 21,667 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 16,000 shares held in the Recognition Plan allocated to Mr. Horn.

(7) Includes 2,686 shares held individually by Mr. Kelleher's spouse, 75,583 shares held by the Directors' Deferred Compensation Plan, 81,667 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 16,000 shares held in the Recognition Plan allocated to Mr. Kelleher.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

----------
(8) Includes 20,000 shares held individually by Mr. Mehrberg's spouse, 15,900 shares held by the Directors' Deferred Compensation Plan, 61,667 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 16,000 shares held in the Recognition Plan allocated to Mr. Mehrberg.

(9) Includes 114,400 shares held jointly with Mr. Morris' spouse, 6,800 shares held individually by Mr. Morris' spouse, 81,667 shares subject to stock options which are exercisable within 60 days of the Voting Record Date, 16,000 shares held in the Recognition Plan allocated to Mr. Morris and 10,000 shares held by Mr. Morris in his individual retirement account.

(10) Includes 8,000 shares held by the Directors' Deferred Compensation Plan, 16,000 shares held in the Recognition Plan allocated to Mr. O'Mara and 81,667 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.

(11) Includes 2,666 shares held individually by Mr. Weissglass' spouse, 6,667 shares subject to stock options which are exercisable within 60 days of the Voting Record Date, 50,000 shares owned by Magruder Color Company, Inc. of which Mr. Weissglass is President and Chief Executive Officer, 50,000 shares owned by JC&O Investments, LLC of which Mr. Weisglass is a general partner and 25,962 shares held by the Weissglass Charitable Trust of which Mr. Weissglass is a trustee. Mr. Weissglass disclaims beneficial ownership with respect to the shares owned by Magruder Color Company, Inc.

(12) Includes 50,169 shares held by the Bank's 401(k) Plan, 28,800 shares held in the Recognition Plan allocated to Mr. Brady, 151,467 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 31,126 shares allocated to him pursuant to the ESOP.

(13) Includes 20,000 shares held in the Recognition Plan allocated to Mr. Hoberman, 904 shares held by the Bank's 401(k) Plan and 7,025 shares allocated to him pursuant to the ESOP.

(14) The 16,667 shares are subject to stock options which are exercisable within 60 days of the Voting Record Date.

(15) Includes 359,320 shares granted pursuant to the Recognition Plan, which may be voted by directors and executive officers pending vesting and distribution, 199,594 shares allocated to executive officers pursuant to the ESOP and 2,075,072 shares which may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Other than the Company's ESOP, the Company knows of no person who owns 10% or more of the Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to 2002, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act, except with respect to Mr. Kelleher who, due to the failure of the administrator of the Company's Directors' Deferred Compensation Plan, was late reporting one transaction in the Deferred Compensation Plan on Form 4, which has since been reported on his Form 5.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid the Company's and the Bank's Chief Executive Officer, the three other most highly compensated named executive officers of the Bank and the President of the Mortgage Company, the Bank's wholly-owned subsidiary. All cash compensation is paid by the Bank or the Mortgage Company. The Company does not pay any additional cash amounts for services provided by the below named executive officers.

                                                Annual Compensation                     Long Term Compensation
                                         -------------------------------------------------------------------------
                                                                                         Awards           Payouts
                                                                                ----------------------------------
       Name and                                                      Other                   Securities
      Principal                                                     Annual      Restricted   Underlying     LTIP      All Other
       Position                   Year     Salary      Bonus    Compensation(1)  Stock(2)      Options     Payouts  Compensation(3)
-----------------------------------------------------------------------------------------------------------------------------------
Harry P. Doherty                  2002   $ 682,000   $ 170,500        --                --      243,971      --      $    279,144
Chairman and Chief                2001     650,000     422,500        --                --      400,000      --           274,788
  Executive Officer               2000     592,000      90,975        --                --           --      --           141,234

James R. Coyle                    2002   $ 472,000   $  94,400        --                --      129,763      --      $    203,935
President and Chief               2001     450,000     234,000        --                --      220,000      --           200,978
  Operating Officer               2000     423,000      52,020        --                --           --      --           114,137

Ira Hoberman                      2002   $ 350,000   $      --        --         $      --       26,002      --      $     67,940
Executive Vice                    2001     350,000          --        --                --       35,000      --            56,428
  President                       2000     328,230     175,000        --           442,188       50,000      --                --

John P. Brady                     2002   $ 210,000   $  50,400        --                --       32,692      --      $    110,102
Executive Vice                    2001     195,000      37,440        --                --       50,000      --           106,870
  President                       2000     173,669      10,906        --                --           --      --            73,944

Richard Payne                     2002   $ 197,420   $ 783,581        --                --       35,734      --      $      1,650
President and Chief Executive     2001     197,420     296,130        --                --       50,000      --               855
  Officer of SIB Mortgage Corp.   2000     189,828          --        --                --           --      --               442

----------
(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officer during the year ended December 31, 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of 50,000 shares of restricted Common Stock to Mr. Hoberman pursuant to the Recognition Plan, which was deemed to have had the indicated value at the date of grant. The portion of the grant which remains unvested had a fair market value at December 31, 2002 of $402,800. The award vests 20% per year from the date of grant. Dividends paid on the restricted Common Stock are held in a Recognition Plan Trust and paid to the recipient when the restricted stock vests.

(3) In fiscal year 2002, consists of the Bank's contributions to the Bank's 401(k) plan of $11,000, $11,000, $5,500 and $11,000 for the account of
     Messrs. Doherty, Coyle, Hoberman and Brady, respectively, $173,623, $98,414 and $4,581 allocated to Messrs. Doherty, Coyle and Brady, respectively, pursuant to the Bank's Supplemental Executive Retirement Plan ("SERP"), and $94,521, $94,521, $62,440 and $94,521 allocated on behalf of Messrs.
     Doherty, Coyle, Hoberman and Brady, respectively, pursuant to the ESOP. The Mortgage Company contributed $1,650 to the 401(k) account of Mr. Payne in 2002.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options awarded to the named executive officer during the fiscal year ended December 31, 2002.

                            OPTION GRANTS DURING 2002

                              Individual Grants
-----------------------------------------------------------------------------    Potential Realizable Value
                    Number of      Percent of                                     at Assumed Annual Rates
                    Securities    Total Options                                 of Stock Price Appreciation
                    Underlying     Granted to       Exercise                         for Option Term(3)
                     Options      Employees in       Price        Expiration    ---------------------------
      Name          Granted(1)    Fiscal Year      ($/Sh)(2)         Date            5%            10%
-----------------------------------------------------------------------------------------------------------
Harry P. Doherty        243,971           26.4%   $      20.10       12/18/12   $  3,083,984   $  7,815,422

James R. Coyle          129,763           14.0           20.10       12/18/12      1,640,306      4,156,857

Ira Hoberman             26,002            2.8           20.10       12/18/12        328,686        832,954

John P. Brady            32,692            3.5           20.10       12/18/12        413,252      1,047,263

Richard Payne            35,734            3.8           20.10       12/18/12        451,706      1,144,711

----------
(1) Consists of stock options exercisable at the rate of 25% per year from the date of grant.

(2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $32.74 and $52.13 at compounded rates of return of 5% and 10%, respectively.

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2002 and options held at December 31, 2002.

                   AGGREGATED OPTION EXERCISES DURING 2002 AND
                       OPTION VALUES ON DECEMBER 31, 2002

                                                                                       Value of
                                                          Number of                  Unexercised
                                                         Unexercised                  Options at
                      Shares                         Options at Year End              Year End(1)
                   Acquired on        Value      ---------------------------------------------------------
    Name             Exercise       Realized      Exercisable   Unexercisable  Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------
Harry P. Doherty             --             --        653,334        640,637   $  5,292,003   $  2,676,754

James R. Coyle               --             --        433,334        366,429      3,554,403      1,632,986

Ira Hoberman             10,000   $    113,300         11,667         79,335         67,201        474,438

John P. Brady            30,000        231,660        151,467        107,224      1,268,760        551,746

Richard Payne                --             --         16,667         69,067         96,002        193,427

----------
(1)  Based on a per share market price of $20.14 at December 31, 2002.

EMPLOYMENT AGREEMENTS

     In December 1997, the Company and the Bank (the "Employers") entered into employment agreements with each of Messrs. Doherty, Coyle, Brady, Besignano, Klingele and Fleming and Ms. Pagano (collectively, the "Senior Executive Officers"). The Employers agreed to employ each Senior Executive Officer for a term of three years, in each case in their current respective positions. The employment agreements are reviewed annually, and are extended each year for a successive additional one-year period upon the approval of the Employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

     Each of the employment agreements are terminable with or without cause by the Employers. The Senior Executive Officers have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause. The agreements provide for certain benefits in the event of the Senior Executive Officer's death, disability or retirement. In the event that (i) the Senior Executive Officer terminates his or her employment because of failure to comply with any material provision of the employment agreement or the Employers change the Senior Executive Officer's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, Messrs. Doherty and Coyle will be entitled to a cash severance amount equal to three times their average annual compensation, as defined, plus an amount to reimburse Messrs. Doherty and Coyle for certain tax obligations, and the five other Senior Executive Officers will be entitled to a cash severance amount equal to two times their average annual compensation, as defined.

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     With respect to the employment agreements with the five other Senior Executive Officers, each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employer which was includable in the recipient's gross income during the most recent five taxable years. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

     In January 2000, the Bank entered into an employment agreement with Mr. Hoberman. The Bank agreed to employ Mr. Hoberman for a term of three years. The employment agreement is terminable with or without cause by the Bank. Mr. Hoberman has no right to receive his salary or other severance benefits pursuant to the employment agreement for any period after termination by the Bank for cause. The agreement provides that Mr. Hoberman is entitled to continue to receive his salary for the remaining term of the agreement in the event of death, illness, disability or incapacity, or if he is terminated without cause. Mr. Hoberman's employment agreement contains a non-compete provision effective for a period of two years after the termination of the agreement. Mr. Hoberman is entitled to receive a payment equal to his annual salary, as stated in the employment agreement, as consideration for the non-compete provision.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers in the future.

DIRECTOR'S COMPENSATION

     Directors of the Company, except for Messrs. Doherty and Coyle, receive $1,800 per meeting attended of the Board and $1,200 per committee meeting attended ($600 in the case of each Bank Loan Review Committee). The Chairman of each committee of the Board receives $1,500 per meeting attended ($750 in the case of the Bank Loan Review Committee). In addition, each non-employee director received an annual retainer of $26,700 and the Chairman of the Audit Committee received an additional retainer of $2,670. Board fees are subject to periodic adjustment by the Board of Directors. In addition to fees paid to directors for Board and committee meetings, directors of the Company participate in the Company's 1998 Stock Option Plan and the Recognition Plan.

RETIREMENT PLAN

     The Bank has maintained a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. The Bank froze the Retirement Plan as of December 31, 1999. Subsequent to December 31, 1999, there have been no new enrollments and no further benefit accruals in the Retirement Plan. Credited service ceases to accrue after December 31, 1999, however, vesting continues for periods of employment subsequent to such date. The Retirement Plan provides for a benefit for each participant, including executive officers named in the Summary Compensation Table above, equal to 2% of the participant's final average compensation (highest average annual compensation during the 36 consecutive calendar months during the 120 consecutive calendar months prior to the date the Retirement Plan was frozen) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years). A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on a actuarial basis and all assets are held in trust by the Retirement Plan trustee.

     The following table illustrates the annual benefit payable to eligible employees upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan and the SERP maintained by the Bank. The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits, and there are no other offsets to benefits.

                                       Years of Service (2)(3)
 Final Average     --------------------------------------------------------------
Compensation (1)       15           20           25           30           35
----------------   ----------   ----------   ----------   ----------   ----------
  $  125,000       $   37,500   $   50,000   $   62,500   $   75,000   $   75,000
     150,000           45,000       60,000       75,000       90,000       90,000
     175,000           52,500       70,000       87,500      105,000      105,000
     200,000           60,000       80,000      100,000      120,000      120,000
     225,000           67,500       90,000      112,500      135,000      135,000
     250,000           75,000      100,000      125,000      150,000      150,000
     300,000           90,000      120,000      150,000      180,000      180,000
     400,000          120,000      160,000      200,000      240,000      240,000
     450,000          135,000      180,000      225,000      270,000      270,000
     500,000          150,000      200,000      250,000      300,000      300,000
     550,000          165,000      220,000      275,000      330,000      330,000
     600,000          180,000      240,000      300,000      360,000      360,000

----------
(1) For the fiscal year of the Retirement Plan beginning on or after January 1, 2002, the average final compensation for computing benefits under the Retirement Plan cannot exceed $200,000. Benefits in excess of the limitation are provided through the SERP.

(2) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits, and there are no other offsets to benefits.

(3)  The maximum years of service credited for benefit purposes is 30 years.

     The following table sets forth the years of credited service and the average annual earnings determined as of December 31, 2002, the end of the 2002 plan year, for each of the individuals named in the Summary Compensation Table, except Mr. Hoberman.

                                             Years of Credited  Average Annual
                                                  Service         Earnings(1)
                                             -----------------  --------------
       Harry P. Doherty................             37             $ 505,349
       James R. Coyle..................             33               366,407
       John P. Brady...................             21               162,151
       Edward J. Klingele..............             25               143,319

----------
(1) Average Annual Earnings are frozen as of December 31, 1999 for purposes of calculating benefits under the Retirement Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Bank has adopted the SERP to provide for eligible employees benefits that would be due under its Retirement Plan and 401(k) Plan if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table. The Board of Directors of the Bank also has adopted an amendment to the SERP to provide eligible employees with benefits that would be due under the ESOP if such benefits were not limited under the Code.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (a) is widely available to employees of the institution and (b) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank's policy is in compliance with Section 22(h) of the Federal Reserve Act.

     Except as hereinafter indicated, all loans made by the Bank to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     In accordance with applicable regulations, the Bank extends residential first mortgage loans to its directors and executive officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Under the terms of such loans, the interest rate is 1% below that charged on similar loans to non-employees and certain fees and charges are waived. Set forth in the following table is certain information relating to such preferential loans to executive officers and directors which were outstanding at December 31, 2002.

                                       LARGEST AMOUNT OF
                                      INDEBTEDNESS BETWEEN
                                        JANUARY 1, 2002          BALANCE AS OF         INTEREST
      NAME            YEAR LOAN MADE  AND DECEMBER 31, 2002    DECEMBER 31, 2002         RATE
------------------    --------------  ---------------------    -----------------       --------
Harry P. Doherty           1999           $  440,000             $  350,918               4.78%
John P. Brady              2000              216,148                213,234               5.75
Frank J. Besignano         1999              319,467                314,867               6.125
Donald C. Fleming          1998              190,267                187,165               5.875
Edward J. Klingele         2002              380,000                378,079               5.34
Deborah Pagano             1998              650,000                247,930               5.25

                      REPORT OF THE COMPENSATION COMMITTEE

     The purpose of the Compensation Committee is to determine and oversee the compensation practices of the Company and the Bank. In 1998, the Committee retained the services of William M. Mercer, Inc. to review these compensation practices and to assist in the development of an annual incentive program. The purpose of the annual incentive program is to reinforce a formal and objective pay-for-performance framework that ties the achievement of annual strategic and operating goals with incentive compensation and to provide competitive total cash compensation opportunities with upside (and downside) potential.

     The objectives of the Company's compensation program are to attract, develop and retain strong executive officers that are capable of maximizing the Company's performance. The total compensation program provides competitive compensation opportunities that are aligned with the financial performance of the Company. Key compensation elements include base salary, annual incentives, and long- term incentives. Base salary levels are based on individual performance and targeted to approximate the competitive median salaries among the Company's relative peer group of public banks located in the New York metropolitan area. Annual incentives are targeted to deliver competitive cash compensation opportunities when performance is at expectation. The size of the actual awards vary within a range based on the Company's financial and operating performance as well as the achievement of certain individual goals that contribute to the overall success of the Company. Long-term incentive awards (stock options and restricted stock grants) are targeted to provide competitive compensation opportunities and to align executive awards with the creation of shareholder value. It is intended that variable compensation levels (annual plus long-term incentives) eventually will comprise the majority of total compensation opportunities for the senior executive team.

     Based upon the above factors, the Compensation Committee increased Mr. Doherty's base salary for 2002 by approximately $32,000 or 4.9% to $682,000. The Compensation Committee provided for an average 5.19% increase for the seven other Senior Executive Officers. All such increases reflect contributions to the goals and objectives of the Company and the increased cost of living within the market from which the Company draws its workforce.

     The annual incentive program for 2002 provided for target incentives for the Chief Executive Officer equal to fifty percent (50%) of his base salary, forty percent (40%) of base salary for the President and Chief Operating Officer and thirty percent (30%) of base salary for the five other Senior Executive Officers. The total amount of the individual awards to Messrs. Doherty and Coyle was based upon the Company's consolidated financial performance. The other Senior Executive Officers' awards were computed based on the Bank's financial performance comprising forty percent (40%) of the award and individual performance comprising sixty percent (60%). Individual performance awards are not paid unless the established financial targets are met.

     The measurements utilized for the financial performance portion of such awards were as follows: (i) thirty percent (30%) of the financial performance measure was based upon the diluted core cash earnings per share of the Common Stock; (ii) forty percent (40%) was based upon the return on average shareholders' equity of the Company; and (iii) thirty percent (30%) was based upon meeting established cash budgets of the Company. For each of the financial performance measurements, as well as the individual performance measurements, a series of achievement levels was established. Each level was assigned a percentage award from zero percent (0%) up to one hundred percent (100%). The zero percent (0%) award represented performance below a threshold level of achievement deemed reasonable. If the range of performance specified for a one hundred percent (100%) award was exceeded, the executive could be paid an award of up to one hundred fifty percent (150%) of the financial performance and individual performance awards.

     For fiscal year 2002, the Company's financial performance resulted in awards of fifty percent (50%) of target amounts for financial performance. The Senior Executive Officers also received approximately one hundred four percent (104%) of their individual performance awards.

     Following review and approval of the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer of the Company participates in the review of his or her respective compensation.

                                         WILLIAM G. HORN, COMMITTEE CHAIRMAN
                                         DENIS P. KELLEHER, DIRECTOR
                                         JOHN R. MORRIS, DIRECTOR
                                         LENORE F. PULEO, DIRECTOR

                                PERFORMANCE GRAPH

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock, Standard and Poor's 500 Index ("S&P 500") and the SNL Securities All Thrift Index ("Thrifts (All)") for the five-year period commencing on December 31, 1997 and through December 31, 2002.

[CHART]

                            TOTAL RETURN PERFORMANCE

                                                       PERIOD ENDING
                              ---------------------------------------------------------------
INDEX                         12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
---------------------------------------------------------------------------------------------
Staten Island Bancorp, Inc.   $ 100.00   $  96.33   $  88.92   $ 108.70   $ 169.81   $ 214.99
S&P 500                         100.00     128.55     155.60     141.42     124.63      96.95
Thrifts (All)                   100.00      87.95      71.85     114.72     122.62     146.28

     The above graph represents $100 invested in the Common Stock at the closing price per share as of December 31, 1997. The cumulative total returns include the payment of dividends by the Company.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed PricewaterhouseCoopers LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2003, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

     The Company's Bylaws do not require that the stockholders ratify the selection of independent auditors. The Company submits the appointment of auditors for stockholder ratification because it believes it is good corporate practice. If the stockholders vote against ratification, the Board of Directors and the Audit Committee may reconsider the selection. Even if the appointment of auditors is ratified, the Audit Committee, in their discretion, may direct the appointment of new auditors at any time during the year if they determine that the change would be in the best interests of the Company and its stockholders.

AUDIT FEES

     The aggregate amount of the fees billed by PricewaterhouseCoopers LLP for its audit of the Company's annual financial statements for 2002, for its review of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such year and its audits of the Company's pension plans was $502,000. PricewaterhouseCoopers LLP has billed the Mortgage Company $92,000 for its audit of the Mortgage Company's 2002 financial statements and its audit of the Mortgage Company's 401(k) Plan. PricewaterhouseCoopers LLP also has billed the Company $780,000 with respect to its re-audit of the Company's financial statements for the year ended December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     The Company did not engage or pay any fees to PricewaterhouseCoopers LLP with respect to the provision of financial information systems design and implementation services during 2002.

ALL OTHER FEES

     The aggregate amount of fees billed by PricewaterhouseCoopers LLP for all other services rendered to the Company during 2002 was $280,000. These services consisted primarily of services with respect to the Company's restatement of its financial statements and related SEC and financial reporting matters.

     The aggregate fees paid by the Company for audit services performed in 2002 by Arthur Andersen were $83,000.

     The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by PricewaterhouseCoopers LLP in fiscal 2002 with the independence of PricewaterhouseCoopers LLP from the Company in evaluating whether to appoint PricewaterhouseCoopers LLP to perform the audit of the Company's financial statements for the year ending December 31, 2003.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     On June 10, 2002, the Company ended the engagement of Arthur Andersen and retained PricewaterhouseCoopers LLP as its independent accountants. Such change was recommended by the Audit Committee of the Company's Board of Directors. At that time, the Company filed a Current Report on Form 8-K dated June 10, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements as of and for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2000 and 2001 and through June 10, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the disagreements in connection with their report on the Company's consolidated financial statements for such years. During the fiscal years ended December 31, 2000 and December 31, 2001 and through June 10, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen agreed with the statements made by the Company in its June 10, 2002 Current Report on Form 8-K, and, if not, stating the respects in which it did not agree. The Company provided Arthur Andersen a copy of its disclosures contained in its Current Report on Form 8-K. A copy of the letter from Arthur Andersen stating that it found no basis for disagreement with such disclosures was received and was attached as Exhibit 16 to the Company's Current Report on Form 8-K, dated June 10, 2002.

     During the years ended December 31, 2000 and December 31, 2001 and through June 10, 2002, the Company had not consulted PricewaterhouseCoopers LLP regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any other matters that would be required to be reported herein.

                          REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act 1933 or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent the Company specifically incorporates this Report by reference therein.

     The Charter of the Audit Committee of the Board of Directors, as revised in March 2003, specifies that, among other things, the purpose of the Committee is to assist the Board of Directors in monitoring the integrity of the Company's financial statements and related financial information and to oversee the review of the Company's systems of internal controls, the effectiveness of its internal controls structure, its accounting and financial reporting process, the performance of its internal audit function, the performance of the Company's independent auditors and the Company's compliance with legal and regulatory requirements. (The full text of the Audit Committee's new Charter is attached to this proxy statement as Appendix A.) In carrying out its responsibilities, the Audit Committee, among other things:

     - reviews and discusses with management the Company's annual and quarterly reports filed with the SEC;

     - supervises the relationship between the Company and its independent accountants, including making decisions with respect to their appointment or termination, reviewing their fees and evaluating and approving any non-audit services provided by them; and

     - oversees the Company's internal controls systems and its policies and procedures regarding legal and regulatory compliance.

     The Audit Committee is composed of directors all of whom are independent as defined by regulations of the SEC and the listing requirements of the New York Stock Exchange. Management is responsible for the Company's internal controls and financial reporting processes. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Audit Committee relies without independent verification on the information provided to them and on the representations made by management and the independent accountants.

     The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, including a review of audit and non-audit fees, and has discussed with the independent accountants the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Shareholders, which financial statements were incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                            JOHN R. MORRIS, COMMITTEE CHAIRMAN
                                            WILLIAM G. HORN, DIRECTOR
                                            JULIUS MEHRBERG, DIRECTOR
                                            LENORE F. PULEO, DIRECTOR
                                            ALLAN WEISSGLASS, DIRECTOR

                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in May 2004, must be received at the principal executive offices of the Company, 1535 Richmond Avenue, Staten Island, New York 10314, Attention: Patricia A. Smith, Corporate Secretary, no later than December 9, 2003.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and provide certain information described in
Section 2.14 of the Company's Bylaws. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the mailing of proxy materials with respect to the immediately preceding annual meeting of stockholders of the Company. Accordingly, any stockholder proposal must be received no later than December 9, 2003 with respect to the 2004 Annual Meeting of Shareholders.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2002 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2002 REQUIRED TO BE FILED UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO DONALD C. FLEMING, STATEN ISLAND BANCORP, INC., 1535 RICHMOND AVENUE, STATEN ISLAND, NEW YORK 10314. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

     Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company or the Bank may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A

                           STATEN ISLAND BANCORP, INC.
                   AUDITING AND EXAMINATION COMMITTEE CHARTER

I    PURPOSE

     The Audit Committee's purpose is to assist the Board of Directors in monitoring the integrity of Staten Island Bancorp, Inc.'s ("Bancorp") financial statements and related financial information, and to oversee the review of Bancorp's systems of internal controls, the effectiveness of its control structure, its accounting and financial reporting processes, the performance of the internal audit function and independent auditors and Bancorp's compliance with legal and regulatory requirements. The Audit Committee shall:

     - Serve, as an independent and objective party to monitor Bancorp's financial reporting process, and related internal control systems.

     - Oversee and discuss the audit scope and results of Bancorp's independent auditors and internal auditor.

     -    Appoint, approve fees, engage and terminate the independent auditor.

     - Review and evaluate the independent auditor's qualifications, performance and independence.

     - Review, evaluate and approve any non-audit services the independent auditor may perform for Bancorp and disclose such approved non-audit services in periodic reports to shareholders.

     - Maintain free and open means of communication between the Board of Directors, the independent auditor, the First Vice President/Auditor and the management of Bancorp.

     - Prepare the report to the shareholders as required by the Securities and Exchange Commission ("SEC") to be included in Bancorp's annual proxy statement.

     - Annually perform an evaluation of the Audit Committee performance and function.

II   COMPOSITION & AUTHORITY

     The Audit Committee shall be comprised of three (3) or more directors as determined by the Board of Directors, each of whom shall be independent, as defined by the regulations of the SEC and the listing standards of the New York Stock Exchange ("NYSE"), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management skills. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

     The members of the Committee shall be appointed by the Board of Directors and may be removed by the Board of Directors. The Governance-Nominating Committee will nominate the members of the Committee at the annual organizational meeting of the Board and they will serve until their successors shall be duly selected and qualified. Unless a Chair is designated by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

     A quorum shall consist of two (2) of the committee members.

     The Audit Committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from Bancorp required from said advisors.

III  MEETINGS

     The Committee shall meet at least five (5) times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet periodically with management, the First Vice President/Auditor and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Audit Committee may request any officer or employee of Bancorp or Bancorp's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee.

     The Corporate Secretary will act as Secretary for the Committee and will keep a complete written record, in the form of minutes, of all Committee meetings and actions.

     The Committee will report through its Chairman to the Board of Directors following the meetings of the Audit Committee.

IV   INDEPENDENT AUDITORS

     -    The independent auditors are ultimately accountable to the Audit
          Committee.

     - The Audit Committee has the sole authority and responsibility to select, evaluate the qualifications, performance and independence and where appropriate, replace the independent auditors and approve the fees and other compensation to be paid to the independent auditors. The audit committee shall approve all permitted non-audit services, including the fees and terms thereof, to be performed for Bancorp by the independent auditors.

     - At least annually, the Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis a formal written statement delineating all relationships between the independent auditors and Bancorp. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and internal auditor.

     - The Audit Committee shall obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.

     - The Audit Committee shall confer with the independent auditors about the scope of their examination of the books and records of Bancorp, discuss the planning and staffing of the audit, review and approve the independent auditors' annual engagement letter, direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance, and authorize the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

     - The Audit Committee shall present its conclusions with respect to the independent auditors to the Board of Directors.

     - The Audit Committee shall establish policies regarding the hiring of employees or former employees of the independent auditors.

V    INTERNAL AUDITOR

     - The internal auditor of Bancorp shall report directly to the audit committee with administrative oversight provided by the President and COO of Bancorp.

     - The Audit Committee shall review and approve annually the internal audit schedule, staffing plans, budget and charter to ensure they are adequate to meet the department's objectives.

     - The Audit Committee shall oversee and discuss with the internal auditor the scope of examinations, the annual objectives and goals established, and determine they are risk-based and cover the priority actions needed to address and resolve material internal control weaknesses and the integrity of the organization's financial reporting processes.

     - The Audit Committee shall review the summaries of the monthly internal audit reports to management prepared by the First Vice
          President/Auditor and management's response. The Audit Committee shall ensure management actions in response to internal audit recommendations are both appropriate and timely.

VI   FINANCIAL REPORTING

     With respect to its role in the financial reporting process, the Audit Committee shall:

     - Review and discuss with management, the independent auditors, and the internal auditor Bancorp's annual audited financial statements, footnotes and related disclosures including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations prior to the release and filing of such documents.

     - Discuss separately with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the review of each as to the appropriateness of such judgements.

     - Recommend to the Board that the audited financial statements be included in Bancorp's Form 10-K.

     - Review with the independent auditors the results of their annual examination of the financial statements including their report thereon and determine their satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with the Audit Committee.

     - Discuss with management Bancorp's major financial risk exposures and the steps management has taken to monitor and control such exposures, including Bancorp's risk assessment and risk management policies.

     - Review and discuss with the independent auditors and management, Bancorp's quarterly financial statements including the results of the independent auditor's review of the statements prior to release and filing of Forms 10-Q and Form 10-K.

     - Review disclosures made to the Audit Committee by Bancorp's CEO and CFO during their certification process for the Forms 10-Q and Form 10-K about any significant deficiencies in the design or operation of internal controls or material weaknesses therein or any fraud involving management or other employees who have a significant role in Bancorp's internal controls.

     - Consider and approve, if appropriate, major changes to Bancorp's accounting practices and policies as suggested by the independent auditors, management, or the internal auditor.

     - Review with the independent auditors, the internal auditor and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     - Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements and the quality of Bancorp's financial accounting.

     - Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties or disagreements encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     - Discuss with management the types of information to be disclosed and the type of presentation to be made in earnings releases, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies.

     - The Audit Committee shall review with the independent auditors the integrity of the organization's financial reporting processes, both internal and external, in order to ensure continued compliance with generally accepted accounting principles and reliability of financial reporting.

     - Discuss with the independent auditors the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent auditors' conclusions regarding the reasonableness of those estimates.

     - Discuss with the independent auditors their judgments about the quality of Bancorp's accounting principles as applied to Bancorp's financial statements, and any items that have a significant impact on the financial statements.

VII  COMPLIANCE

     - Discuss with management the programs and policies of Bancorp designed to ensure compliance with applicable laws and regulations and the monitoring of the results of these compliance efforts.

     - Discuss with management the significant findings of any examinations by regulatory agencies and audit results related to compliance.

     -    Obtain regular updates from management regarding compliance matters.

     - Establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by Bancorp regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

VIII CHARTER AMENDMENTS

     - At least annually, review and reassess this Charter for consideration by the Board of Directors.

     - This Charter may be amended by vote of a majority of the members of the Audit Committee. Any amendment to this Charter is subject to ratification by the full Board of Directors.

     - In the event that there are any material amendments to this Charter, a copy of the amended Charter must be attached to the next proxy statement of Bancorp. Otherwise, a copy of such Charter must be attached to the proxy statement at least once every three years.

IX   LIMITATIONS OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee performs an oversight role and has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Bancorp's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Independent auditors plan and conduct audits to determine whether the financial statements present fairly, in all material respects, the financial position of Bancorp. The financial statements are the responsibility of management.

Date:  As revised on March 19, 2003

                                                                      APPENDIX B

                           STATEN ISLAND BANCORP, INC.
                       COMPENSATION AND BENEFITS COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                                     CHARTER

PURPOSE AND AUTHORITY

The purpose of the Compensation and Benefits Committee is to:

     - provide advice to management and make recommendations to the Board of Directors regarding the Company's policies and procedures with respect to significant compensation and benefits issues;

     - establish and maintain a competitive, fair and equitable compensation and benefits policy designed to attract, develop, motivate and retain directors and officers and employees;

     - review and recommend appointments, promotions and salary increase to the Board for First Vice Presidents through CEO, and annually review their performance;

     - review with management and recommend to the Board of Directors new employee benefits plans and changes to existing plans of a significant nature;

     - review with management and make recommendations to the Board of Directors with respect to employment contracts and other compensation arrangements with the Company's officers;

     - review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer and Chief Operating Officer; evaluate their performance in light of those goals and objectives, and establish their compensation level based on this evaluation;

     - annually approve the goals for the incentive compensation plan and equity-based plans and approve awards under such plans, if appropriate, or recommend approval of such awards by the appropriate committee or the Board of Directors;

     - prepare an annual report on executive compensation for inclusion in the Corporation's proxy statement, in accordance with applicable rules and regulations of the New York Stock Exchange, U.S. Securities & Exchange Commission and other applicable regulatory bodies;

     -    review management succession plans; and

     - annually review director compensation studies and recommend remuneration for the directors.

The Committee shall meet with the Chief Executive Officer and Chief Operating Officer to review corporate performance, major changes in organizational plans and the performance of key executives.

The Committee is designated by the Board of Directors and receives its authority from the Board to which it reports. The Board has vested in the Committee the authority to carry out the responsibilities as noted in this Charter, and any other duties which the Committee deems necessary to fulfill its obligations to the Board and the shareholders of the Corporation. To such end, the Committee is authorized to employ independent counsel, consultants and such other outside assistance, as it may deem necessary. The Committee shall have access to data, information and relevant documents in the company's possession required to effectively execute its responsibilities.

MEMBERSHIP
The Compensation and Benefits Committee shall be comprised of three (3) or more directors as determined by the Board of Directors, each of whom shall be independent, as defined by the regulations of the SEC and the listing standards of the New York Stock Exchange (NYSE), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The members of the Committee shall be appointed by the Board of Directors and may be removed by the Board of Directors. The Governance-Nominating Committee will nominate the members of the Committee at the annual organizational meeting of the Board and they will serve until their successors shall be duly selected and qualified. Unless a Chairman is designated by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

ADMINISTRATIVE PROCEDURES
The Committee shall meet at least semi-annually, or as frequently as deemed necessary by the Committee Chairman to fulfill its responsibilities. The regular attendance of non-Committee members is permitted at the invitation of the Committee Chairman. A quorum shall consist of a majority of the Committee members. The Committee Chairman shall report the Committee's activities and make recommendations to the Board.

ANNUAL PERFORMANCE EVALUATION
The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee.

This Charter was reviewed by the Compensation and Benefits Committee members and recommended to and approved by the Board of Directors on March 19, 2003.

                                REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          STATEN ISLAND BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 15, 2003
                            10:00 a.m., Eastern Time


     The undersigned hereby appoints the Board of Directors of Staten Island Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 18, 2003 at the Annual Meeting of Stockholders to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 15, 2003, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                     COMMON


            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------

           STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 15, 2003

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-358-4699 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Via the Internet at https://www.proxyvotenow.com/sib and follow the instructions.

                                       OR

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                  PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS


1. ELECTION OF DIRECTORS
   (except as marked to the contrary).                          WITH-    FOR ALL
                                                       FOR      HOLD     EXCEPT
  Nominees for three-year term expiring in 2006:      / /       / /       / /

   (01) HARRY P. DOHERTY      (02) WILLIAM E. O'MARA
   (03) CRAIG G. MATTHEWS     (04) DAVID L. HINDS

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR
ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE
NOMINEES LISTED ABOVE.
--------------------------------------------------------------------------------

                                                      PLEASE MARK YOUR
                                                      VOTES AS INDICATED   / X /
                                                      IN THIS EXAMPLE

                                                      FOR      AGAINST  ABSTAIN
                                                      / /       / /      / /

2. PROPOSAL to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2003.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

3. In its discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



                                     COMMON

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                                  ------------------------------
   Please be sure to sign and date                  Date
     this proxy in the box below.
--------------------------------------------------------------------------------



Shareholder sign above              Co-holder (if any) sign above
--------------------------------------------------------------------------------
            *** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, ***
                     PLEASE READ THE INSTRUCTIONS BELOW
--------------------------------------------------------------------------------


       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or
2. By Telephone (using a Touch Tone phone); or
3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 14, 2003.

VOTE BY TELEPHONE                               VOTE BY INTERNET

It's fast, convenient, and immediate!           It's fast, convenient, and your vote is
Call Toll-Free on a Touch Tone phone            immediately confirmed and posted.
1-866-358-4699.
----------------------------------------------  ----------------------------------------------
Follow these four easy steps:                   Follow these four easy steps:

1. Read the accompanying Proxy Statement and    1. Read the accompanying Proxy Statement and
   Proxy Card.                                     Proxy Card.

2. Call the toll-free number                    2. Go to the Website
   1-866-358-4699.                                 https://www.proxyvotenow.com/sib

3. Enter your 9 digit Control Number            3. Enter your 9 digit Control Number
   located on your Proxy Card below.               located on your Proxy Card below.

4. Follow the recorded instructions.            4. Follow the instructions.
----------------------------------------------  ----------------------------------------------

YOUR VOTE IS IMPORTANT!                         YOUR VOTE IS IMPORTANT!
Call 1-866-358-4699 anytime!                    Go to https://www.proxyvotenow.com/sib

  IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY                             FOR TELEPHONE/
TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER                           INTERNET VOTING:
     BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.                                CONTROL NUMBER



/X/  PLEASE MARK VOTES              REVOCABLE PROXY
     AS IN THIS EXAMPLE             STATEN ISLAND BANCORP, INC.


                                    COMMON

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATEN ISLAND BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2003 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Staten Island Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 18, 2003 at the Annual Meeting of Stockholders to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 15, 2003, at 10:00 a.m., Eastern Time, and any adjournment thereof.


                                                               WITH-    FOR ALL
                                                       FOR      HOLD     EXCEPT
DIRECTORS  1. ELECTION OF DIRECTORS (except as         / /      / /       / /
RECOMMEND     marked to the contrary below):
"FOR"      Nominees for three-year term expiring in 2006:

              HARRY P. DOHERTY, DAVID L. HINDS, CRAIG G. MATTHEWS
              AND WILLIAM E. O'MARA

           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
           NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE
           SPACE PROVIDED BELOW.


           ---------------------------------------------------------------------

                                                       FOR      AGAINST  ABSTAIN
DIRECTORS  2. PROPOSAL to ratify the appointment of    / /        / /      / /
RECOMMEND     PricewaterhouseCoopers LLP as the
"FOR"         Company's independent auditors for the
              year ending December 31, 2003.

           3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE
COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED,
THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES
FOR DIRECTOR, FOR THE PROPOSAL TO RATIFY THE AUDITORS AND OTHERWISE AT THE
DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE
TIME IT IS VOTED AT THE ANNUAL MEETING.

     Please sign this proxy exactly as your name(s) appear(s) on this proxy.
When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


                                                    ----------------------------
   Please be sure to sign and date                      Date
     this proxy in the box below.
--------------------------------------------------------------------------------



Stockholder sign above                  Co-holder (if any) sign above
--------------------------------------------------------------------------------
   DETACH ABOVE CARD MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.

                          STATEN ISLAND BANCORP, INC.
--------------------------------------------------------------------------------
                       PLEASE MARK,SIGN, DATE AND RETURN
              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


------------------------------

------------------------------

------------------------------


[STATEN ISLAND BANCORP, INC. LOGO]

1535 RICHMOND AVENUE
STATEN ISLAND, NEW YORK 10314
(718) 447-8880


                                                  April 7, 2003

To:  Participants in the SI Bank & Trust 401(k) Plan

     As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on May 15, 2003. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the SI Bank & Trust 401(k) Plan (the "Plan") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction card, which will permit you to vote the shares allocated to your account, an Annual Report to Stockholders and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction card to the inspector of elections, Registrar & Transfer Company, in the accompanying envelope or you may vote by telephone or via the Internet.

     We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted in proportion to all affirmative and negative votes cast by Plan participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to your account under the Plan. You have or will receive other voting material for those shares owned by you individually and not under the Plan.

                                     Sincerely,


                                     /s/ HARRY P. DOHERTY

                                     Harry P. Doherty

                                     Chairman of the Board
                                     and Chief Executive Officer

                       REVOCABLE VOTING INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          STATEN ISLAND BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2003
                            10:00 A.M., EASTERN TIME

     The undersigned hereby instructs the Trustee of the trust created pursuant to the SI Bank & Trust 401(k) Plan (the "Plan") to vote the shares of Common Stock of Staten Island Bancorp, Inc. (the "Company") allocated to my account as of March 18, 2003 under the Plan upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 15, 2003, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                     401(k)







       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
               PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
           STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 15, 2003

                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Call TOLL FREE 1-866-358-4699 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Via the Internet at HTTPS://WWW.PROXYVOTENOW.COM/SIB and follow the instructions.

                                       OR

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS





1. ELECTION OF DIRECTORS
   (except as marked to the contrary).                          WITH-    FOR ALL
                                                       FOR      HOLD     EXCEPT
   Nominees for three-year term expiring in 2006:      / /       / /       / /

   (01) HARRY P. DOHERTY      (02) WILLIAM E. O'MARA
   (03) CRAIG G. MATTHEWS     (04) DAVID L. HINDS

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR
ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE
NOMINEES LISTED ABOVE.
--------------------------------------------------------------------------------

                                                      PLEASE MARK YOUR
                                                      VOTES AS INDICATED   / X /
                                                      IN THIS EXAMPLE

                                                      FOR      AGAINST  ABSTAIN
                                                      / /        / /      / /

2. PROPOSAL to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2003.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.



                                     401(k)

Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                                  ------------------------------
         Please be sure to sign and date            Date
 this voting instruction card in the box below.
--------------------------------------------------------------------------------


Shareholder sign above              Co-holder (if any) sign above
--------------------------------------------------------------------------------
           *** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, ***
                     PLEASE READ THE INSTRUCTIONS BELOW
--------------------------------------------------------------------------------


 FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

              INSTRUCTIONS FOR VOTING YOUR VOTING INSTRUCTION CARD

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or
2. By Telephone (using a Touch Tone phone); or
3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 14, 2003.

VOTE BY TELEPHONE                               VOTE BY INTERNET

It's fast, convenient, and immediate!           It's fast, convenient, and your vote is
Call Toll-Free on a Touch Tone phone            immediately confirmed and posted.
1-866-358-4699.
----------------------------------------------  ----------------------------------------------
Follow these four easy steps:                   Follow these four easy steps:

1. Read the accompanying Proxy Statement and    1. Read the accompanying Proxy Statement and
   Voting Instruction Card.                        Voting Instruction Card.

2. Call the toll-free number                    2. Go to the Website
   1-866-358-4699.                                 https://www.proxyvotenow.com/sib

3. Enter your 9 digit Control Number            3. Enter your 9 digit Control Number
   located on your Voting Instruction Card         located on your Voting Instruction Card
   below.                                          below.

4. Follow the recorded instructions.            4. Follow the instructions.
----------------------------------------------  ----------------------------------------------

YOUR VOTE IS IMPORTANT!                         YOUR VOTE IS IMPORTANT!
Call 1-866-358-4699 anytime!                    Go to https://www.proxyvotenow.com/sib

 IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY                 FOR TELEPHONE/
TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER                           INTERNET VOTING:
     BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.                                CONTROL NUMBER


[STATEN ISLAND BANCORP, INC. LOGO]

1535 RICHMOND AVENUE
STATEN ISLAND, NEW YORK 10314
(718) 447-8880


                                               April 7,2003

To: Participants in the Staten Island Bancorp, Inc.
    Employee Stock Ownership Plan

     As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on May 15, 2003. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction card, which will permit you to vote the shares granted to you, an Annual Report to Stockholders and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction card to the inspector of elections, Registrar & Transfer Company, in the accompanying envelope or you may vote by telephone or via the Internet.

     We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will not be voted, unless the ESOP trustee determines that it is required to do so in compliance with its fiduciary duties, applicable law or otherwise. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to your account under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                                       Sincerely,

                                       /s/ HARRY P. DOHERTY

                                       Harry P. Doherty

                                       Chairman of the Board
                                       and Chief Executive Officer

                       REVOCABLE VOTING INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          STATEN ISLAND BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2003
                            10:00 A.M., EASTERN TIME

     The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Staten Island Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company allocated to my account as of March 18, 2003 under the ESOP upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 15, 2003, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                      ESOP





       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
               PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

           STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 15, 2003

                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Call TOLL FREE 1-866-358-4699 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Via the Internet at HTTPS://WWW.PROXYVOTENOW.COM/SIB and follow the instructions.

                                       OR

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS





1. ELECTION OF DIRECTORS
   (except as marked to the contrary).                         WITH-    FOR ALL
                                                      FOR      HOLD     EXCEPT
   Nominees for three-year term expiring in 2006:      / /       / /       / /

   (01) HARRY P. DOHERTY      (02) WILLIAM E. O'MARA
   (03) CRAIG G. MATTHEWS     (04) DAVID L. HINDS

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR
ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE
NOMINEES LISTED ABOVE.
--------------------------------------------------------------------------------

                                                      PLEASE MARK YOUR
                                                      VOTES AS INDICATED   / X /
                                                      IN THIS EXAMPLE

                                                      FOR      AGAINST  ABSTAIN
                                                      / /        / /      / /

2. PROPOSAL to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2003.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.



                                     ESOP

Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                                  ------------------------------
         Please be sure to sign and date            Date
 this voting instruction card in the box below.
--------------------------------------------------------------------------------


Shareholder sign above              Co-holder (if any) sign above
--------------------------------------------------------------------------------
           *** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, ***
                    PLEASE READ THE INSTRUCTIONS BELOW
--------------------------------------------------------------------------------


 FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

              INSTRUCTIONS FOR VOTING YOUR VOTING INSTRUCTION CARD

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or
2. By Telephone (using a Touch Tone phone); or
3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 14, 2003.

VOTE BY TELEPHONE                               VOTE BY INTERNET

It's fast, convenient, and immediate!           It's fast, convenient, and your vote is
Call Toll-Free on a Touch Tone phone            immediately confirmed and posted.
1-866-358-4699.
----------------------------------------------  ----------------------------------------------
Follow these four easy steps:                   Follow these four easy steps:

1. Read the accompanying Proxy Statement and    1. Read the accompanying Proxy Statement and
   Voting Instruction Card.                        Voting Instruction Card.

2. Call the toll-free number                    2. Go to the Website
   1-866-358-4699.                                 https://www.proxyvotenow.com/sib

3. Enter your 9 digit Control Number            3. Enter your 9 digit Control Number
   located on your Voting Instruction Card         located on your Voting Instruction Card
   below.                                          below.

4. Follow the recorded instructions.            4. Follow the instructions.
----------------------------------------------  ----------------------------------------------

YOUR VOTE IS IMPORTANT!                         YOUR VOTE IS IMPORTANT!
Call 1-866-358-4699 anytime!                    Go to https://www.proxyvotenow.com/sib

 IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY                 FOR TELEPHONE/
TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER                           INTERNET VOTING:
     BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.                                CONTROL NUMBER


[STATEN ISLAND BANCORP, INC. LOGO]

1535 RICHMOND AVENUE
STATEN ISLAND, NEW YORK 10314
(718) 447-8880


                                                  April 7, 2003

To: Participants in the Staten Island Bancorp, Inc.
    1998 Recognition and Retention Plan

     As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on May 15, 2003. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the 1998 Recognition and Retention Plan (the "Recognition Plan") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction card, which will permit you to vote the shares granted to you, an Annual Report to Stockholders and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction card to the Human Resources Department in the accompanying envelope.

     We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plan as directed by the Plan Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                          Sincerely,

                                          /s/ HARRY P. DOHERTY

                                          Harry P. Doherty

                                          Chairman of the Board
                                          and Chief Executive Officer


/X/  PLEASE MARK VOTES               VOTING INSTRUCTION CARD
     AS IN THIS EXAMPLE             STATEN ISLAND BANCORP, INC.


                               RRP

         THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE
             BOARD OF DIRECTORS OF STATEN ISLAND BANCORP, INC.
                    ANNUAL MEETING OF STOCKHOLDERS
                           MAY 15, 2003
                      10:00 A.M., EASTERN TIME


     The undersigned hereby instructs the Trustees of the trust created pursuant to the 1998 Recognition and Retention Plan ("Recognition Plan") of Staten Island Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company granted to me as of March 18, 2003 under the Recognition Plan upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 15, 2003, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                                               WITH-    FOR ALL
                                                       FOR      HOLD     EXCEPT
DIRECTORS  1. ELECTION OF DIRECTORS (except as         / /      / /       / /
RECOMMEND     marked to the contrary below):
"FOR"      Nominees for three-year term expiring in 2006:

              HARRY P. DOHERTY, DAVID L. HINDS, CRAIG G. MATTHEWS
              AND WILLIAM E. O'MARA

           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
           NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE
           SPACE PROVIDED BELOW.


           ---------------------------------------------------------------------

                                                       FOR      AGAINST  ABSTAIN
DIRECTORS  2. PROPOSAL to ratify the appointment of    / /        / /      / /
RECOMMEND     PricewaterhouseCoopers LLP as the
"FOR"         Company's independent auditors for the
              year ending December 31, 2003.

           3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     Please sign this voting instruction card exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title.
When shares are held jointly, only one holder need sign.


                                                    ----------------------------
   Please be sure to sign and date                      Date
     this proxy in the box below.
--------------------------------------------------------------------------------



Stockholder sign above                  Co-holder (if any) sign above
--------------------------------------------------------------------------------
   DETACH ABOVE CARD MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.

                          STATEN ISLAND BANCORP, INC.
--------------------------------------------------------------------------------
   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY
                  IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


------------------------------

------------------------------

------------------------------
